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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 23, 2002
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                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
           -----------------------------------------------------------
             (Exact name of Registrant as Specified in Its charter)

                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

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
                    1-3157                                     13-0872805
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           Commission File Number                   (IRS Employer Identification No.)

400 Atlantic Street, Stamford, Connecticut                      06921
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 (Address of Principal Executive Offices)                     (Zip Code)
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                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


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
Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  N/A

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  N/A

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  N/A

Item 4.           CHANGES IN REGISTRANT'S DIRECTORS.

                  N/A

Item 5.           OTHER EVENTS.

                  The Company issued a press release on October 23, 2002, announcing that it has commenced a private placement with institutional investors to raise proceeds of approximately $750 million from the issuance of 10-year notes due 2012. Subject to the successful completion of this offering, the Company will use the proceeds of the offering to retire a portion of its $1.2 billion aggregate principal amount 8% Notes due July 8, 2003, by exercising the make-whole provision, and for general corporate purposes.

                  The securities have not been registered under the Securities Act of 1933 and may not be offered or sold in United States absent registration or an applicable exemption from registration requirements.

                  The press release does not constitute an offer to sell or the solicitation of an offer to buy the securities. Any offer of the securities will be made only by means of a private offering memorandum.


Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  N/A

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
Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

(99) Press Release issued by International Paper Company dated October 23, 2002, announcing that it has commenced a private placement with institutional investors to raise proceeds of approximately $750 million from the issuance of 10-year notes due 2012.


Item 8.          CHANGE IN FISCAL YEAR.

                 N/A


Item 9.          REGULATION FD DISCLOSURE.

                 N/A

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              INTERNATIONAL PAPER COMPANY
                                              ---------------------------
                                                     (Registrant)


Dated:   October 24, 2002                     By /s/ Carol M. Samalin
                                                 --------------------
Stamford, Connecticut                            Carol M. Samalin
                                                 Assistant Secretary